FAIR VALUE GAINS (LOSSES), NET (Tables)	12 Months Ended
Dec. 31, 2022
Fair Value Measurement [Abstract]
Schedule of fair value gains (losses)
The components of fair value gains (losses), net, are as follows:

(US$ Millions) Years ended Dec. 31,	2022	2021	2020
Commercial properties(1)	$(1,122)	$1,791	$(1,607)
Commercial developments	64	171	219
Incentive fees(2)	(45)	(24)	(16)
Financial instruments and other(3)	1,123	583	82
Total fair value (losses) gains, net	$20	$2,521	$(1,322)
(1)For the year ended December 31, 2022, includes fair value loss on right-of-use investment properties of $2 million (2021 - $5 million, 2020 - $16 million).
(2)Represents incentive fees the partnership is obligated to pay to the general partner of the partnership’s various fund investments.
(3)For the year ended December 31, 2022, primarily includes fair value gains on the disposition of a student housing portfolio.